--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              --------------------

       Date of Report (Date of earliest event reported): December 26, 2006

                              WOLVERINE TUBE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-12164               63-0970812
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)

          200 Clinton Avenue West, Suite 1000
                  Huntsville, Alabama                              35801
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (256) 353-1310


                                 Not Applicable
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On December 26, 2006, Wolverine Tube, Inc. (the "Company") was advised by the New York Stock Exchange, Inc. ("NYSE") that the Company's common stock would be suspended from trading on the NYSE prior to the opening on January 3, 2007, or such earlier date as the Company commences trading in another securities marketplace or if there is a material adverse development. The NYSE advised the Company that its decision to suspend trading and initiate delisting procedures is a result of the Company not satisfying the NYSE's continued listing standard regarding average global market capitalization over a consecutive 30 trading-day period of at least $25 million, which is a minimum threshold under Section 802.01B of the NYSE Listed Company Manual for continued listing.

         The Company is currently quoted, and expects to take such actions as are necessary to continue to be quoted, on the OTC Bulletin Board.


Item 9.01 Financial Statements and Exhibits

(d)   Exhibit No.          Description
      -----------          -----------------------------------------------------
         99.1              Press release, dated December 26, 2006, issued by
                           Wolverine Tube, Inc. relating to the decision by the New York Stock Exchange to suspend trading of, and initiate delisting procedures for, Wolverine Tube, Inc.'s common stock.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 26, 2006

                                       WOLVERINE TUBE, INC.

                                       By:     /s/ James E. Deason
                                              --------------------------------
                                              James E. Deason
                                              Senior Vice President,
                                              Chief Financial Officer
                                              and Secretary

                                  EXHIBIT INDEX

      Exhibit No.          Description
      -----------          -----------------------------------------------------

         99.1 Press release, dated December 26, 2006, issued by Wolverine Tube, Inc. relating to the decision by the New York Stock Exchange to suspend trading of, and initiate delisting procedures for, Wolverine Tube, Inc.'s common stock.